Short-term Loans	6 Months Ended
Jun. 30, 2026
Short-term Loans [Abstract]
Short-term loans

(12) Short-term loans

Short-term loans and total outstanding balance as of December 31, 2025 and June 30, 2026 amounted to RMB56,000 and RMB55,941, respectively, which are RMB-denominated borrowings made by the Company’s subsidiaries from financial institutions in mainland China. The Group borrowed nil and nil one-year loans for its general working capital purposes for the six months ended June 30, 2025 and 2026, respectively.

As of December 31, 2025 and June 30, 2026, the weighted average interest rates for the outstanding borrowings were approximately 3.50% and 3.5%, respectively, and the unused lines of credit for the short-term loans was nil and nil, respectively.